                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION Proxy Statement Pursuant to
                Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           WSFS FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000


                                                                  March 21, 1997



Dear Stockholder:

         I am pleased to invite you to attend the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company"), to be held at Arsht Hall, University of Delaware, Wilcastle Center, 2600 Pennsylvania Avenue, Wilmington, Delaware on Thursday, April 24, 1997 at 4:00 p.m. At this meeting, stockholders will be asked to consider proposals to elect directors and to adopt the 1997 Stock Option Plan.

         Your vote is important regardless of how many shares of Company stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each account. Please sign and return each card since each represents a separate number of shares. Postage paid envelopes are provided for your convenience.

         You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                             Sincerely,

                             /s/   Marvin N. Schoenhals
                             ------------------------------------------------
                             Marvin N. Schoenhals
                             Chairman, President and Chief Executive Officer

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 24, 1997


To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company") will be held at Arsht Hall, University of Delaware, Wilcastle Center, 2600 Pennsylvania Avenue, Wilmington, Delaware, on Thursday, April 24, 1997, at 4:00 p.m., for the purpose of considering and acting upon the following:

         1.  Election of three directors for terms of three years each.

         2.  Adoption of the 1997 Stock Option Plan.

         3. Such other matters as may properly come before the meeting or any adjournment thereof.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 11, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's main office during the ten days prior to the Annual Meeting.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting.

                                    By Order of the Board of Directors,

                                    /s/   R. William Abbott
                                    -----------------------------------------
                                    R. William Abbott
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer & Secretary

March 21, 1997


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000

                                 PROXY STATEMENT

           Annual Meeting of Stockholders to be Held on April 24, 1997

         This Proxy Statement and the accompanying proxy card are being furnished to stockholders of WSFS Financial Corporation (the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 24, 1997, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 21, 1997.

                       VOTING AND REVOCABILITY OF PROXIES

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors as set forth below and FOR the adoption of the 1997 Stock Option Plan. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on the proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). The close of business on March 11, 1997 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had outstanding 12,529,639 shares of Common Stock, the holders of which are entitled to one vote for each share of Common Stock held except in elections of directors, in which holders have cumulative voting rights.

Stock Ownership of Certain Beneficial Owners

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to those persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date.


                                    Amount and Nature
                                       of Beneficial                 Percent
Name                                  Ownership (1)                  of Class
----                                -----------------                --------
John W. Rollins, Sr. (2)            2,060,143 shares                   16.44%
Isocrates Limited (3)                 740,742 shares                    5.91

------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting power over the shares of the Common Stock.

(2) John W. Rollins, Sr. owns 1,900,743 shares of Common Stock individually and has sole voting and investment power with respect to these shares. The amount shown in the table includes 159,400 shares of Common Stock owned by his wife, Michele M. Rollins, a director of the Company, who has sole voting and investment power with respect to these shares. Mr. and Mrs. Rollins have entered into an agreement with the Office of Thrift Supervision of the U.S. Department of the Treasury ("OTS") for the purpose of rebutting the regulatory presumption that they would be in control of the Company by virtue of their ownership of more than 10% of the Company's outstanding stock (the "Rebuttal Agreement"). The Rebuttal Agreement limits Mr. and Mrs. Rollins to one representative on the Board of Directors (which representative may not be the chairman of the board or president of the Company) and one additional representative who may attend meetings of the board of directors but may not vote therein or function as a director; prohibits them from engaging in intercompany transactions with the Company or its affiliates; limits their ability to engage in proxy solicitations; and prevents them from attempting to influence management policies or business operations of the Company except as incident to the performance of duties as a director. Under OTS regulations, Mr. and Mrs. Rollins cannot take any of the foregoing actions or increase their ownership above 25% without an additional filing with the OTS. The address of Mr. Rollins is One Rollins Plaza, Post Office Box 1026, Wilmington, Delaware 19899.

(3) According to the most recent amendment to the statement on Schedule 13D filed by Isocrates Limited, all of such shares are held by Sorgente Company Unlimited whose shares in turn are held by Isocrates Trust. Isocrates Limited serves as the corporate trustee of Isocrates Trust. The address of the principal office of Isocrates Limited is Craigmore Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The number of directors is currently fixed by Board resolution at ten, including Randall T. Murrill, Jr. who has decided not to run for re-election after over 20 years of service. Effective at the Annual Meeting, the size of the Board of Directors will be reduced to nine. The Board of Directors is divided into three classes. The members of each class are elected for a term of three years and until their successors are elected and qualified; provided that in the event the number of directors has been increased during the preceding year and such new directorships have been filled by action of the Board of Directors, the terms of those newly appointed directors expire at the annual meeting when the class to which they have been elected expires. Each of the current members of the Board of Directors of the Company also serves on the Board of Directors of the Company's principal subsidiary, Wilmington Savings Fund Society, Federal Savings Bank ("WSFS" or the "Bank"). In accordance with the Delaware General Corporation Law, directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

         Pursuant to the Certificate of Incorporation, every stockholder voting for the election of directors is entitled to cumulate his votes by multiplying his shares times the number of directors to be elected. Each stockholder will be entitled to cast his votes for one director or distribute his votes among any number of the nominees being voted on at the Annual Meeting. The Board of Directors intends to vote the proxies solicited by it equally among the three nominees for the Board of Directors. Stockholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, stockholders must attend the meeting and vote in person or make arrangements with their own proxies. Unless otherwise specified in the proxy, however, the right is reserved, in the sole discretion of the Board of Directors, to distribute votes among some or all of the nominees of the Board of Directors in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

         At the Annual Meeting, three directors will be elected for terms of three years each and until their successors have been elected and qualified. The Board of Directors has nominated Michele M. Rollins, Claibourne D. Smith and David E. Hollowell, all of whom are currently directors, for election as directors at the Annual Meeting. If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the number of authorized directors to eliminate the vacancy.

Directors and Nominees

         The following table sets forth for each nominee and each director continuing in office, his or her name, age (as of December 31, 1996), year first elected as a director of WSFS, year of expiration of his or her current term as a director of the Company, his or her principal occupation for the last five years and his or her directorships in other subsidiaries of the Company and in other companies:




                               Year First
                                Elected          Current
                                Director           to
Name                    Age     of WSFS          Expire         Principal Occupation              Directorships
----                    ---    ----------        ------         --------------------              -------------
                                                 NOMINEES FOR A TERM TO EXPIRE IN 2000

Michele M. Rollins      51        1992             1997      President, Rollins Jamaica, LTD       WSFS
                                                             (real estate development holding
                                                             company)

Claibourne D. Smith     58        1994             1997      Vice President - Technology and       WSFS, Community Credit
                                                             Professional Development, E.I.        Corporation
                                                             duPont de Nemours & Company,
                                                             Incorporated, (multinational
                                                             chemical company)

David E. Hollowell      49        1997             1997      Since 1988, Executive Vice            WSFS
                                                             President, University of Delaware

                                                   DIRECTORS CONTINUING IN OFFICE

Thomas P. Preston       50        1990             1998      Partner, Duane, Morris &              WSFS
                                                             Heckscher (law firm)

Marvin N. Schoenhals    49        1990             1998      Chairman of WSFS Financial            WSFS, Star States Development
                                                             Corporation since 1992; President     Company, WSFS Credit Corporation,
                                                             and Chief Executive Officer of        838 Investment Group, Inc.,
                                                             WSFS Financial Corporation since      Community Credit Corporation,
                                                             November 1990; President and Chief    Federal Home Loan Bank of
                                                             Executive Officer, Peoples Savings    Pittsburgh
                                                             Bank, Monroe, Michigan from April
                                                             1988 to January 1990

R. Ted Weschler         35        1992             1998      1990-Present, Executive Officer -     WSFS, Star States Development
                                                             Quad-C, Inc., a Delaware corporation  Company, Isocrates Limited,
                                                             which commenced operations in 1990    Applied Video Technologies,
                                                             and acts as the general partner       Deerfield Healthcare Corpora-
                                                             for several investment partnerships.  tion, Wireless Cable of
                                                             Prior to 1990, Mr. Weschler worked    Atlanta
                                                             at W.R. Grace & Co., as assistant
                                                             to the Vice Chairman and Chairman

Charles G. Cheleden     53        1990             1999      August 1990 to October 1992;          WSFS, Star States Development
                                                             Chairman WSFS Financial               Company
                                                             Corporation; October 1992 to present:
                                                             Vice Chairman of WSFS Financial
                                                             Corporation; January 1990 to present
                                                             self-employed (i) consultant to
                                                             banks and thrifts, and (ii) attorney;
                                                             April 1989 to October 1989: Vice
                                                             Chairman of EquiManagement, Inc.;
                                                             Prior to April 1989:  President
                                                             Chief Executive Officer and
                                                             Chairman of the Board of Liberty
                                                             Financial Corporation and Liberty
                                                             Savings Bank

                                                    (continued on following page)



                               Year First
                                Elected          Current
                                Director           to
Name                    Age     of WSFS          Expire         Principal Occupation              Directorships
----                    ---    ----------        ------         --------------------              -------------

Joseph R. Julian        59        1983             1999      President and Chief Executive        WSFS, James Julian, Inc., Delaware
                                                             Officer, James Julian, Inc.          Motor Club
                                                             (highway construction company)

Dale E. Wolf            72        1993             1999      Since 1993 - Senior International    WSFS, WSFS Credit Corporation,
                                                             Consultant, Mezullo and McCandlish   Harmony Products, Inc., Daynell
                                                             (law firm); 1989-1993, Lieutenant    International, LLC
                                                             Governor/Governor of the State of
                                                             Delaware; Prior to 1989, Director,
                                                             Delaware Development Office; Group
                                                             Vice President, Agricultural
                                                             Products, E.I. duPont de Nemours
                                                             & Company, Incorporated (multi-
                                                             national chemical company)

Stock Ownership of Management

         The following table sets forth, as of the Record Date, the amount of Common Stock beneficially owned by the Company's directors, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                        Amount and Nature
                                           of Beneficial          Percent
Name                                      Ownership (1)        of Class (2)
----                                    -----------------      ------------

Charles G. Cheleden (3)                    45,100 shares            *
Joseph R. Julian (4)                       59,176 shares            *
Randall T. Murrill, Jr.                    18,720 shares            *
Thomas P. Preston (5)                       3,000 shares            *
Michele M. Rollins (6)                  2,060,143 shares           16.44%
Marvin N. Schoenhals (7)                  227,775 shares            1.82%
Claibourne D. Smith                           300 shares            *
R. Ted Weschler (8)                        57,811 shares            *
Dale E. Wolf                               21,640 shares            *
David E. Hollowell                          3,000 shares            *
R. William Abbott (9)                      41,175 shares            *
Patricia A. Muldoon (10)                   45,473 shares            *
Robin L. Williams (11)                     38,163 shares            *
Ralph L. Baldwin (12)                      32,525 shares            *

Directors and executive officers
  as a group (17 persons)               2,657,675 shares           21.21%

-----------------------
*        Less than 1.0%.
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Other than as noted below, all persons shown in the table above have sole voting and investment power, except that the following directors and executive officers held the following numbers of shares jointly with their respective spouses: Mr. Cheleden, 16,500 shares; Mr. Julian, 59,176 shares; Mr. Murrill, 18,720 shares; Mr. Schoenhals, 11,970 shares; Mr. Hollowell, 3,000 shares; and Ms. Williams, 1,200 shares.

(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) The amount shown includes 18,700 shares of Common Stock held in an Individual Retirement Account ("IRA"), 2,200 shares of Common Stock which are held in an IRA for Mr. Cheleden's wife, 4,000 shares of Common Stock held as trustee of trusts for which he is one of the named beneficiaries, 800 shares held as custodian for his children and 2,900 shares of Common Stock held as trustee of a trust of which Mr. Cheleden's children are beneficiaries.
(4) Mr. Julian is a beneficiary (but not a trustee) of a trust which holds 117,135 shares of Common Stock not shown in this table. Mr. Julian disclaims beneficial ownership of these shares.
(5) The amount shown includes 1,000 shares of Common Stock owned by Mr. Preston's spouse, who holds sole voting and investment power over these shares. Mr. Preston disclaims beneficial ownership of these shares.
(6) The amount shown includes 1,900,743 shares of Common Stock owned by Mrs. Rollins' spouse, John W. Rollins, Sr., who has sole voting and investment power with respect to these shares. Michele M. Rollins disclaims beneficial ownership of these shares.
(7) The amount shown includes 23,153 shares of Common Stock held in Mr. Schoenhals' account in the Company's 401(k) Plan and 107,405 shares of Common Stock that may be acquired through options granted under the 1986 Stock Option Plan all of which were exercisable as of the Record Date and also includes 5,500 shares of Common Stock held by his wife in an Individual Retirement Account. The amount does not include 6,470 shares of Common Stock held by his mother.
(8) The amount shown does not include 740,742 shares of Common Stock owned by Isocrates Limited of which Mr. Weschler is a director and as to which he disclaims ownership.
(9) Includes 11,175 shares of Common Stock held in Mr. Abbott's account in the Company's 401(k) Plan.
(10) The amount shown includes 15,473 shares of Common Stock held in Ms. Muldoon's account in the Company's 401(k) Plan. Also includes 30,000 shares of Common Stock that may be acquired through the exercise of options granted under the 1986 Stock Option Plan, all of which are exercisable as of the Record Date.
(11) Includes 19,063 shares of Common Stock held in Ms. Williams account in the Company's 401(k) Plan. Also includes 17,900 shares of Common Stock that may be acquired through the exercise of options granted under the 1986 Stock Option Plan, all of which are exercisable as of the Record Date.
(12) Includes 19,425 shares of Common Stock held in Mr. Baldwin's account in the Company's 401(k) Plan. Also includes 13,100 shares of Common Stock that may be acquired through the exercise of options granted under the 1986 Stock Option Plan, all of which are exercisable as of the Record Date.


Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and of its committees. During the year ended December 31, 1996, the Board of Directors held 13 meetings. No directors other than Mr. Julian and Mrs. Rollins attended fewer than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during this period.

         A list of the Committees of the Board of Directors and a general description of their respective duties follows:

         Executive Committee. The Executive Committee generally meets one time each month and as needed, and exercises the powers of the Board of Directors between meetings of the Board. The Executive Committee is presently composed of Marvin N. Schoenhals, Chairman, Charles G. Cheleden, Joseph R. Julian, Michele
M. Rollins and R. Ted Weschler. The Executive Committee met 13 times during
1996.

         Audit Committee. The Audit Committee is composed of directors who are not officers of the Company and oversees the audit program of the Company and subsidiaries. This Committee reviews the examination reports of federal regulatory agencies as well as reports of the internal auditors and independent auditors. The Committee meets with the head of the Audit Department and representatives of the Company's independent auditors, with and without representatives of management present, to review accounting and auditing matters, including an annual review of risk analysis and the associated audit plan. The appointment of the independent auditors is made by the Board of Directors upon the recommendation of the Audit Committee. Present members of the Committee are Charles G. Cheleden, Chairman, Randall T. Murrill, Jr., Thomas P. Preston and Claibourne D. Smith. The Audit Committee meets at least quarterly and met four times during fiscal year 1996.

         Nominating Committee. The Nominating Committee consists of the entire Board of Directors and considers candidates for nomination for election as directors. The Committee did not meet during 1996. The Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures set forth in the Bylaws of the Company.

         Personnel and Compensation Committee. The Personnel and Compensation Committee is composed of directors who are not officers of the Company. The Personnel and Compensation Committee reviews and recommends for approval of the Board of Directors the compensation and benefits of the executive officers, broad guidelines for the salary and benefits administration for other officers and employees, and the compensation of directors. In addition, the Personnel Committee is responsible for the administration of the Stock Option Plans and the executive incentive plans, including recommendations to the Board of Directors for awards under such plans. The Committee met four times during 1996. Present members of the Personnel Committee are Randall T. Murrill, Jr., Chairman, Joseph R. Julian, R. Ted Weschler and Dale E. Wolf.

Directors' Compensation

         Each director, other than Mr. Schoenhals, receives an annual retainer of $5,000. Each director also receives $400 for each Board meeting attended. Chairpersons of board committees or subsidiary boards receive an additional $1,000 annual retainer and each member of a committee or subsidiary board received $200 for each meeting attended. As Vice Chairman of the Company, Mr. Cheleden receives a fee of $1,650 per month to compensate him for his continuing advice and service to the Company. Mr. Schoenhals as Chairman, President and Chief Executive Officer does not receive director fees.

Executive Officers

         Marvin N. Schoenhals, age 49, has served as President and Chief Executive Officer of the Company since November 1990 and was elected Chairman in October 1992. Prior to joining the Company, Mr. Schoenhals was President and Chief Executive Officer of Peoples Savings Bank of Monroe, Michigan from April 1988 until January 1990. From April 1987 until October 1987, Mr. Schoenhals was President and Chief Executive Officer of Sterling Savings Bank, Southfield, Michigan. Prior to that, Mr. Schoenhals held various management positions at Old Kent Financial Corporation, a bank holding company located in Grand Rapids, Michigan from 1974 to 1987. In February 1997, Mr. Schoenhals was elected to the Board of Directors of the Federal Home Loan Bank of Pittsburgh.

         R. William Abbott, age 56, has served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary since April 1993. Prior to joining the Company, Mr. Abbott was Senior Vice President at Transohio Federal Savings Bank in Cleveland, Ohio from 1992 until March 1993. During 1990 and 1991, Mr. Abbott was a financial consultant for banks and thrifts. Mr. Abbott served as Executive Vice President and Chief Financial Officer for Broadview Federal Savings Bank from

November 1984 until May 1990 when it was merged into Charter One Savings Bank, Cleveland, Ohio. Mr. Abbott also serves as a Director of Star States Development Company and WSFS Credit Corporation.

         Joseph M. Murphy, age 54, joined the Bank as Executive Vice President, Retail Banking in December 1996. Mr. Murphy brings over 20 years' experience in retail banking to the Company. Prior to joining WSFS, Mr. Murphy had been a Regional President of Centerbank, a Waterbury, Connecticut savings bank, since 1995, after having served as the Chairman and President of Center Capital Corp., Avon, Connecticut, an equipment leasing subsidiary of Centerbank, since 1990. Mr. Murphy also serves as President of 838 Investment Group, Inc.

         Patricia A. Muldoon, age 57, has served as Executive Vice President, Commercial Services Division since March 1, 1995. From September 1992 until February 1995, Ms. Muldoon served as Senior Vice President of the Special Asset Management Group and the Commercial Services Division of the Company. Ms. Muldoon joined the Company in January 1991 as Senior Vice President of the Special Asset Management Group. Ms. Muldoon also serves as President and a Director of Star States Development Company. Prior to assuming this responsibility, Ms. Muldoon provided consulting services to financial institutions relative to problem loans. Ms. Muldoon was employed by Equimark Corporation, a bank holding company headquartered in Pittsburgh, Pennsylvania, from March 1985 to May 1990, most recently holding the position of Executive Vice President, Manager of Corporate Assets (Problem Loans).

         Thomas E. Stevenson, age 44, became Executive Vice President, Chief Information Officer of the Bank in October 1996. Mr. Stevenson has worked in the field of banking and technology for 20 years most recently with Electronic Payment Services, Inc., a provider of electronic funds transfer services, where he had served as Quality Assurance Manager since 1994 and as Vice President of Operations for one of its predecessors from 1990 to 1994.

         Robin L. Williams, age 40, is Senior Vice President, Business Planning, Marketing and Direct Banking, a post she has held since 1994. From 1989 to 1994, she was Senior Vice President of Consumer Banking, managing branch banking and the deposit portfolio. From 1988 to 1989, she was Vice President and Director of Marketing, and from 1987 to 1988, Vice President, Product Management and Non-Branch Delivery. Before joining WSFS in 1987, Ms. Williams worked as Assistant Vice President, Planning for Beneficial National Bank, USA, (a national credit card issuer) and from 1975 to 1986 she progressed through multiple positions with Bank of Delaware (now PNC Bank Delaware) most recently holding the position of Vice President and Market Manager. Ms. Williams is also Vice President and Treasurer of 838 Investment Group, Inc.

         Ralph L. Baldwin, age 48, has served as Senior Vice President, Credit Administration and Policy since December of 1996. From January 1987 until November 1996 Mr. Baldwin served as Senior Vice President of Consumer and Residential Mortgage Lending. Mr. Baldwin joined the Company in March 1985 as Vice President of Consumer Credit Services. Prior to joining the Company, Mr. Baldwin was Vice President and Director of Consumer Credit for Delaware Trust Company from 1970 until March 1985. Mr. Baldwin also serves as President and a Director of Community Credit Corporation and as a Director of WSFS Credit Corporation.

      Personnel and Compensation Committee Report on Executive Compensation

         Overview and Philosophy. The Company's executive compensation program is administered by the Personnel and Compensation Committee (the "Personnel Committee") of the Board of Directors. The Committee's responsibilities include reviewing and making recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and reviewing and approving the compensation paid to other executive officers of the Company listed in the "Summary Compensation Table" that follows this report (the "Named Executive Officers"). The committee also administers stock option and incentive plans and assures compliance with Rule 16b-3 of the Exchange Act.

         The objective of the compensation program is to establish levels of compensation sufficient to attract and retain highly qualified and motivated executives. The program also seeks to align the interests of the Company's executive management with those of stockholders through the use of incentive based compensation for specific performance based criteria and stock based compensation for long-term stockholder value.

         Compensation Program Elements. The Company's executive compensation program consists of base salaries, a short-term cash incentive plan, a stock option plan and miscellaneous other fringe benefits.

                  Base Salary. Base salary levels are determined by the Committee with reference to corporate and individual performance in relation to strategic goals established each year, competitive market trends and special circumstances particular to the Company's staffing needs. In determining base salaries, the committee refers to data obtained from nationally recognized compensation surveys as well as information from similar sized banks and thrifts in the Mid-Atlantic region.

                  Short-Term Incentive Plan. In 1994, the Personnel Committee of the Board of Directors approved a Management Incentive Plan (MIP) designed to reward the accomplishment of specific annual financial objectives. These objectives for 1996 were profitability, capitalization and reductions in nonperforming asset levels. Plan participants include members of management as designated from time-to-time by the Committee. A "bonus pool" is established under the MIP each year. The pool size is generally considered to equal 20% of the growth in pretax earnings. Final determination of the "bonus pool," is subject to adjustment by the Committee based upon the nature and the quality of pretax earnings.

                  Individual awards are earned for successfully completing agreed upon objectives as well as the individual's contribution to the Company's financial performance. All of the "Named Executive Officers" (including the CEO) are eligible to receive such awards. Total awards accrued under the MIP in 1996 were approximately $1,500,000. Awards in 1995 were approximately $1,200,000. Such awards, however, may not be paid unless the levels of nonperforming assets are 2% or less of total consolidated assets. All awards under the MIP are paid in cash and have been paid since nonperforming asset levels were less than 2% at December 31, 1996.

                  Stock Options and SARs. As a performance incentive and to encourage ownership of the Common Stock and further align the interests of management and stockholders, the Committee has issued stock options and stock appreciation rights (SARs) under the 1986 Stock Option Plan. The Committee issued 106,700 stock options in 1996 including 16,400 options which are contingent upon the approval of the 1997 Stock Option Plan at the Annual Meeting. The Committee periodically reviews and awards stock options and/or SARs to management based on factors it deems important; however, the Committee does not intend to issue awards on an annual basis. The 1986 Option Plan expired in accordance with its terms in November 1996. The Board of Directors is proposing the adoption of the 1997 Stock Option in order to continue this element of the Company's executive compensation program.

         Compensation of the Chief Executive Officer. For fiscal year 1996, Mr. Schoenhals earned $260,400 in base salary. Mr. Schoenhals' base salary has been set at that level for the past three fiscal years reflecting the desire of the Personnel Committee and Mr. Schoenhals to base a greater portion of his compensation on awards under the Company's performance-based incentive programs. In this regard, Mr. Schoenhals earned a $362,000 bonus for fiscal year 1996 under the MIP which bonus was paid after the end of the fiscal year. As described above, the size of the MIP bonus pool is generally set as a percentage of the Company's growth in pre-tax earnings during the year. The bonus awarded to Mr. Schoenhals under the MIP reflects the Company's achievement of specific financial goals for the 1996 fiscal year as well as the Personnel Committee's assessment of Mr. Schoenhals' contribution to the achievement of those goals. Factors considered by the Personnel Committee in assessing Mr. Schoenhals' contribution included his leadership role in formulating and executing the Company's business strategy. In addition to the foregoing cash compensation, Mr. Schoenhals was awarded options to purchase 32,600 shares of the Common Stock under the 1986 Stock Option Plan, representing 30.6% of the options granted to employees during the year. The foregoing options vest and become exercisable at the rate 20% per annum beginning one year after the date of grant. The Personnel Committee believes that the grant of options will, among other things, create additional incentive to create long-term value for stockholders.

         Compensation Committee Interlock and Insider Participation. During fiscal year 1996, no members of the Personnel Committee were considered insiders nor were there any interlocking relationships or relationships with the Company other than as disclosed in the "Business Relationships and Related Transactions" section of this Proxy Statement.

                               Randall T. Murrill, Jr.
                               Joseph R. Julian
                               R. Ted Weschler
                               Dale E. Wolf
                               Members of the Personnel and
                                 Compensation Committee##

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the common stock of the Company over the last five years, compared with the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Savings & Loan Associations Index over the same period. Cumulative total return on the stock or the index equals the total increase in value since December 31, 1991 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph and table were prepared assuming that $100 was invested on December 31, 1991 in the Common Stock of the Company and in each of the indexes.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1991 through December 31, 1996



















---------------------------------------------------------------------------------------------------------------
                                     1991        1992         1993        1994         1995        1996
---------------------------------------------------------------------------------------------------------------
WSFS Financial Corporation           $100        $260         $363        $314         $779        $882
---------------------------------------------------------------------------------------------------------------
Dow Jones Equity Market Index         100         109          119         120          167         206
---------------------------------------------------------------------------------------------------------------
Dow Jones Savings & Loan              100         105          110          96          159         198
Associations Index
---------------------------------------------------------------------------------------------------------------


                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for the years ended December 31, 1996, 1995 and 1994 for the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus earned in 1996 exceeded $100,000 (herein referred to as "Named Executive Officers").

                                                                                   Long-Term
                                                                                 Compensation
                                                                                     Awards
                                                Annual Compensation              --------------
                                     ---------------------------------------       Securities
Name and                                                     Other Annual          Underlying          All Other
Principal Position           Year    Salary       Bonus(1)   Compensation(2)     Options/SARs(3)    Compensation(4)
------------------           ----    ------       --------   ---------------     ---------------    ---------------

Marvin N. Schoenhals         1996   $260,400      $362,000       $  --              32,600            $  9,632
Chairman of the Board,       1995    260,400       251,000          --                  --              16,166
President and Chief          1994    260,400        88,550          --                  --               8,988
Executive Officer

R. William Abbott            1996    141,168       141,000          --              13,200               8,572
Executive Vice President,    1995    140,707        91,000          --                  --              14,568
Chief Financial Officer,     1994    137,833        25,000          --              10,000               3,493
Treasurer and Secretary

Patricia A. Muldoon          1996    131,083       124,000          --                  --               8,108
Executive Vice President,    1995    129,183        94,000          --                  --              13,757
Commercial Services          1994    124,000        25,000          --               5,000               4,288

Robin L. Williams            1996     95,603        72,000          --               6,000               6,484
Senior Vice President,       1995     92,820        55,000          --                  --              12,816
Business Planning,           1994     82,800        17,000          --                  --               2,177
Marketing and Direct
Banking

Ralph L. Baldwin             1996     95,845        79,000          --                  --               6,512
Senior Vice President,       1995     93,966        66,000          --                  --              13,215
Credit Policy and            1994     92,123         9,000          --                  --               2,602
Administration


(1) For each fiscal year, includes bonuses earned but not paid until the following fiscal year under the Company's Short-Term Incentive Plan
(2) Does not include certain perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary for any Named Executive Officer.
(3) Represents Stock Options granted under the Company's 1986 Stock Option Plan, as amended and restated.
(4) The amounts included in All Other Compensation in 1996 include contributions by the Company to the 401(k) Plan in the amounts of $8,968, $8,572 and $6,512 for Messrs. Schoenhals, Abbott and Baldwin, respectively, and $8,108 and $6,512 for Ms. Muldoon and Ms. Williams, respectively. All other amounts represent the compensation value of life insurance.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options and SARs under the Company's 1986 Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers.

                                                                                 Potential Realizable
                          Number of                                                Value at Assumed
                         Securities     % of Total                               Annual Rates of Stock
                         Underlying    Options/SARs                               Price Appreciation
                          Options/      Granted to     Exercise                   for Option Term (3)
                            SARs       Employees in     or Base   Expiration      -----------------
Name                     Granted (1)    Fiscal Year    Price (2)     Date            5%         10%
----                     -----------    -----------    ---------     ----         -------    ------

Marvin N. Schoenhals       32,600           30.6%        $9.44      11/1/06       $193,500   $490,500
R. William Abbott          13,200           12.4          9.44      11/1/06         78,400    198,600
Patricia A. Muldoon          --               --            --        --                --         --
Robin L. Williams           6,000            5.6          9.44      11/1/06         35,600     90,300
Ralph L. Baldwin             --               --            --        --                --         --


(1) Options granted are exercisable one year from grant date and vest in 20% per annum increments. All options granted to Named Executive Officers were granted on November 1, 1996. To the extent not already exercisable, the options generally become immediately exercisable in the event of a change in control of the Company, generally defined as the acquisition of beneficial ownership of 25% or more of the Company's voting securities by any person or group of persons.

(2) In each case, the exercise or base price was equivalent to the fair market value of the Common Stock on the date of grant.

(3) The potential realizable dollar value of a grant consists of the product of: (a) the difference between (i) the product of the per share market price at the time of grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option or SAR) and (ii) the per share exercise price of the option or SAR; and (b) the number of securities underlying the grant at fiscal year-end.


               OPTION/SAR EXERCISES AND YEAR-END OPTION/SAR VALUE

         The following table sets forth information concerning the exercise of options and SARs by the Chief Executive Officer and the other Named Executive Officers during the last fiscal year, as well as the value of such options and SARs held by such persons at the end of the fiscal year.


                                                                                            Value of Securities
                                                     Number of Securities                 Underlying Unexercised
                                                    Underlying Unexercised                     In-the Money
                        Shares                  Options/SARs at Fiscal Year End     Options/SARs at Fiscal Year End (2)
                      Acquired on    Value       -------------------------------     -----------------------------------
Name                  Exercise     Realized(1)   Exercisable    Unexercisable         Exercisable       Unexercisable
----                -------------- -----------   -----------    -------------         -----------       -------------

Marvin N. Schoenhals        --     $     --         242,361         66,339            $ 1,987,829        $  308,776
R. William Abbott       10,000       41,875          24,000         29,200                160,500           116,867
Patricia A. Muldoon         --           --          36,000          1,500                282,475            12,806
Robin L. Williams           --           --          22,196          7,074                179,877            13,654
Ralph L. Baldwin            --           --          16,244            786                131,642             6,710


(1) Based on the closing price of $8.125 per share as reported for the Common Stock on the Nasdaq National Market on the date of exercise less the exercise/base price.

(2) Based on the closing price of $10.19 per share as reported for the Common Stock on the Nasdaq National Market on December 31, 1996 less the exercise/base price. Options and SARs are considered in-the-money if the market value of the underlying securities exceeds their exercise or base prices, respectively.

         Employment and Severance Agreements. The Company has entered into an employment agreement with Mr. Schoenhals for a period of thirty-six months, beginning May 1, 1993. In 1995 the term of this agreement was extended to May 1, 1998. The agreement provides for the employment of Mr. Schoenhals as Chairman, President and Chief Executive Officer at a current base salary of $260,400, as maintained, increased or decreased from time-to-time by the Board. The employment agreement further provides for participation by Mr. Schoenhals in incentive compensation and other employee benefit plans maintained by the Company. In the event of Mr. Schoenhals' involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," he will be paid within 10 days of such termination an amount equal to 2.99 times his annual salary at the rate in effect immediately prior to termination provided that the aggregate amount payable under the agreement may not equal or exceed the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986 (the "Code"), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that Mr. Schoenhals receives on account of a change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the employment agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by two-thirds vote of the initial directors then in office. The employment agreement also provides for a similar lump sum payment to be made in the event of Mr. Schoenhals' voluntary termination of employment within one year following a change in control if certain events have occurred, which have not been consented to in writing by Mr. Schoenhals, including (i) Mr. Schoenhals being requested to move his personal residence or perform his principal executive functions more than 35 miles from his current primary office, (ii) a reduction in his compensation and benefits as then in effect,
(iii) the assignment of duties and responsibilities to Mr. Schoenhals which are other than those normally associated with his position with the Company and the Bank, (iv) a material decrease in his authority and responsibility, or (v) failing to re-elect him to the Company's or the Bank's Board of Directors. The maximum aggregate payments that would be made to Mr. Schoenhals assuming his termination of employment under the foregoing circumstances at December 31, 1996 would have been approximately $799,000 without regard to the limitations imposed by Section 280G of the Code.

         WSFS also has entered into a severance agreement with Mr. R. William Abbott, which provides for one year severance benefits to be paid in one lump sum to Mr. Abbott in the event of termination without cause. The amount payable to Mr. Abbott under this agreement if he had been terminated without cause during fiscal year 1996 would have been approximately $141,000.

Business Relationships and Related Transactions

         Thomas P. Preston is a partner with the Wilmington, Delaware office of the law firm of Duane, Morris & Heckscher. The law firm represented the Company and its affiliates in certain matters during fiscal year 1996 and expects to continue such representation in fiscal year 1997.

         On January 31, 1997, the Company repurchased 385,409 shares of the Common Stock from Quad-C, Inc. for $11.125 per share for a total consideration of approximately $4.3 million. The price paid by the Company represented a discount in an amount commensurate with the discount expected for the sale of a sizable block of shares to the average of the bid and asked price for the Common Stock on the day. Prior to such purchase, Quad-C, Inc. had been the beneficial owner of more than 5% of the Common Stock. In addition, Mr. R. Ted Weschler, a director of the Company, serves as an executive officer of Quad-C, Inc. and holds a 15% ownership position in Quad-C, Inc.

         Certain directors and executive officers of the Company and their associates were customers of and had transactions with the Company and the Bank in the ordinary course of business during fiscal year 1996. Similar transactions may be expected to take place with the Company and the Bank in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, nor did such loans present other unfavorable features.

                PROPOSAL 2 -- ADOPTION OF 1997 STOCK OPTION PLAN

General

         The Board of Directors of the Company has adopted the WSFS Financial Corporation 1997 Stock Option Plan (the "1997 Option Plan"), subject to its approval by the Company's stockholders. The 1997 Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the 1997 Option Plan, which are only intended to summarize the 1997 Option Plan, are qualified in their entirety by reference to the 1997 Option Plan.

Purpose of the 1997 Option Plan

         The purpose of the 1997 Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

Description of the 1997 Option Plan

         Effective Date. The 1997 Option Plan will become effective on the date of its approval by the Company's stockholders (the "Effective Date"). Awards made prior to the Effective Date will be contingent on stockholder approval of the 1997 Stock Option Plan.

         Administration. The 1997 Option Plan must be administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Personnel and Compensation Committee will act as the Committee for purposes of administering the 1997 Option Plan. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the 1997 Option Plan, to interpret the 1997 Option Plan, and to make other decisions necessary or advisable in connection with administering the 1997 Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the 1997 Option Plan. Under the 1997 Option Plan, the Company's Board may act in lieu of the Committee.

         Eligible Persons; Types of Awards. The 1997 Option Plan authorizes the Committee to grant stock options ("Options"), stock appreciation rights ("SARs"), and phantom stock ("Phantom Stock") (collectively, "Awards") to such employees as the Committee shall designate. Only the Board may make Awards to non-employee directors. As of the Record Date, the Company and its subsidiaries had approximately 122 employees and eight non-employee directors who were eligible to participate in the 1997 Option Plan.

         Shares Available for Grants. The 1997 Option Plan authorizes the issuance of up to 625,000 shares of Common Stock. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the 1997 Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the 1997 Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the 1997 Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the 1997 Option Plan shall have been terminated, be available for the grant of additional Awards under the 1997 Option Plan.

         Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the 1997 Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

         SARs. An SAR may be granted in tandem with all or part of any Option granted under the 1997 Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Committee prescribes in the grant, all or a percentage of the difference between
(i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with

Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

         Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the Plan participant, provided that each Option shall become exercisable no more rapidly than with respect to 20% of the underlying shares on each of the five annual anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon a participant's termination of service as an employee or director due to death or disability (as defined in the 1997 Option Plan). In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) a participant's termination of employment for "just cause" (as defined in the 1997 Option Plan), (ii) the date 30 days after a participant terminates service for a reason other than just cause, death, or disability,
(iii) the date one year after a participant terminates service due to disability, or (iv) the date two years after a participant terminates service due to death.

         A participant may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

         Phantom Stock Awards. The Committee may make Phantom Stock awards through credits of Common Stock to separate accounts established for Plan participants. Any cash and stock dividends attributable to the phantom shares will also be credited to participant accounts. The Committee has broad discretion at the time of making a Phantom Stock award to impose conditions that must be satisfied in order for the Phantom Stock to become unrestricted (i.e., vested and nonforfeitable). For example, the Committee may condition vesting upon continued employment or upon the Company's attainment of specified performance goals. The vesting period and conditions for vesting may be different for each participant, provided that a participant's Phantom Stock award will automatically become 100% vested in the event of the participant's death or disability prior to the expiration of the restriction period or the satisfaction of the restrictions applicable to an award of Phantom Stock. In addition, the Committee may shorten the restriction period or waive any restrictions if the Committee concludes that it is in the best interests of the Company to do so.

           After a participant terminates service as a director or as an employee, the participant will receive the vested portion of his account in a lump-sum cash payment, unless the participant elects, more than six months before first becoming vested in any portion of the Phantom Stock award, to receive all or part of his vested account -- (i) in substantially equal annual installments over a period of up to five years, beginning with the year in which the participant terminates service, and/or (ii) in unrestricted whole shares of Common Stock, with cash paid in lieu of fractional shares. The Committee has the discretion to make payments in cash regardless of the participant's election.

         Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the 1997 Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

         Change in Control. The provisions of any Award for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options, SARs, and Phantom Stock awards shall become immediately exercisable and fully vested on the date of the Change in Control. For purposes of the 1997 Option Plan a "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company; (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors; (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act); or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         With respect to Options, at the time of a Change in Control, the participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the participant. Although these provisions are included in the 1997 Option Plan primarily for the protection of a participant in the event of a Change in Control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

         Nontransferability. Participants may transfer their Awards to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

         Duration of the 1997 Option Plan and Grants. The 1997 Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the 1997 Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

         Amendment and Termination of the 1997 Option Plan. The Board of Directors of the Company may from time to time amend the terms of the 1997 Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the 1997 Option Plan. No amendment, suspension, or termination of the 1997 Option Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted. Stockholder approval might not be required for plan amendments that would not materially increase the benefits accruing to plan participants, materially increase the number of securities which may be issued under the plan or materially modify eligibility requirements for plan participation.

         Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the 1997 Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted (although footnote disclosure is required). Options may have a potentially dilutive impact on earnings per share in future periods.

         The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

         Neither the Company nor the Bank will receive any monetary consideration for the granting of awards of Phantom Stock. Under current accounting standards, when Phantom Stock awards are granted, the Company must recognize compensation expense based on the fair market value of the underlying Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award. The awarding of Phantom Stock will require charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the Phantom Stock relates over the initial amounts credited to each participant's account. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges). If Phantom Stock awards are paid in Common Stock, such payment will have a dilutive impact on earnings per share.

Federal Income Tax Consequences

         There are no tax consequences to participants or the Company on the mere granting of an Option, SAR, or Phantom Stock award. Subsequent taxation depends on the type of Award, and is highlighted below.

         ISOs. If the participant holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the participant as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a participant disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the participant will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

         The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the participant for alternative minimum tax. However, if a participant has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

         Non-ISOs. In the case of a Non-ISO, a participant will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the participant is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the participant makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the participant in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the participant in connection with the exercise of a Non-ISO.

         SARs. The grant of an SAR has no tax effect on the participant or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the participant in connection with the surrender of his or her SAR will be treated as compensation income to the participant, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

         Phantom Stock Awards. When cash or shares are transferred to the participant pursuant to the vesting of a Phantom Stock award, the participant will recognize ordinary income equal to the cash received and the fair market value of the shares delivered to him under the Phantom Stock award. A participant may instead elect to accelerate recognition pursuant to Section 83(b) of the Code.

Proposed Stock Option Grants

         As of the Record Date, 16,400 Options had been granted pursuant to the 1997 Option Plan. All such grants are contingent on stockholder approval of the 1997 Stock Option Plan. No other awards are contemplated on or before its Effective Date.

Recommendation and Vote Required

         The Board of Directors has determined that the 1997 Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the 1997 Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, to satisfy the requirements for continued listing of the Common Stock on the Nasdaq National Market and to satisfy the requirements of the Company's certificate of incorporation for issuances of shares to directors, officers and controlling persons.

         Stockholder approval of the 1997 Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. The Board of Directors recommends a vote "FOR" approval of the 1997 Option Plan.

                                NEW PLAN BENEFITS

         The following table sets forth certain information regarding the benefits to be received under the 1997 Option Plan on its Effective Date. All such awards are contingent on stockholder approval of the 1997 Stock Option Plan.

                                                        1997 Option Plan (1)
                                                 ------------------------------
                                                 Dollar                Number
                                                 Value ($)(2)          of Units
                                                 ------------          --------

Marvin N. Schoenhals                              $      0                  0
Chairman of the Board, President
and Chief Executive Officer

R. William Abbott                                        0                  0
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Patricia A. Muldoon                                      0                  0
Executive Vice President, Commercial Lending

Robin L. Williams                                        0                  0
Senior Vice President, Business Planning,
Marketing and Direct Banking

Ralph L. Baldwin                                         0                  0
Senior Vice President, Credit Policy
and Administration

All executive officers as a group (8 persons)            0             16,400

All directors who are not executive officers             0                  0
  as a group (8 persons)

All employees who are not executive officers             0                  0
  as a group (114 persons)

-------------------
(1) All Options (i) will be subject to the terms and conditions described above and are contingent on, and not exercisable until, the 1997 Option Plan receives stockholder approval, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options equals the fair market value of the Common Stock on the date of grant ($10.00 per share). The closing sale price of the Common Stock on March 11, 1997, as reported on the Nasdaq National Market, was $12.00 per share.
(2) Based on the fair market value of the Common Stock on the date of grant less the exercise price.

                              INDEPENDENT AUDITORS

         The Board of Directors of the Company expects to appoint KPMG Peat Marwick LLP as independent auditors of the Company for the year ended December 31, 1997. KPMG Peat Marwick LLP has served as the Company's independent auditors since 1994. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1996 and prior fiscal years all Reporting Persons have complied with these reporting requirements with the exception of late filings of Forms 3 for Messrs. Murphy and Stevenson, late filings of Forms 4 for the grant of stock options (as required by a recent amendment to SEC regulations) for Messrs. Schoenhals, Abbott and Stevenson, and Ms. Williams and Ms. Myoda, and late filings of three Forms 4 for Mr. Hollowell for the purchase of Common Stock. In each case of a late Form 4, the transactions were reported on a Form 5.

                        ADVANCE NOTICE OF CERTAIN MATTERS
                      TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than thirty days before the time originally fixed for such meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address as they appear on the records of the Company and number of shares beneficially owned by the stockholder and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must also be provided.

                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         It is anticipated that the proxy statement and form of proxy for the 1998 Annual Meeting of Stockholders will be mailed during March of 1998. Stockholder proposals intended to be presented at the 1998 annual meeting of stockholders of WSFS Financial Corporation must be received by November 22, 1997, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting and should be addressed to the Secretary at the Company's principal office.

                             ADDITIONAL INFORMATION

         No matters other than those set forth in the Notice of Meeting accompanying this Proxy Statement are expected to be presented to stockholders for action at the Annual Meeting other than matters incident to the conduct of the Annual Meeting. However, if other matters are presented which are proper subject for action by stockholders and which may properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with the determination of a majority of the Board of Directors upon such matters.

                                  MISCELLANEOUS

         The expenses of the solicitation of the proxies, including the cost of preparing and distributing the proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy materials, solicitation may be made in person or by telephone, telegraph or other modes of electronic communication by the Company or its employees. The Company's directors, management and employees will receive no compensation for their proxy solicitation services other than their regular salaries and overtime, if applicable, but may be reimbursed for out-of-pocket expenses.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         The Company's Annual Report for the fiscal year ended December 31, 1996, including financial statements prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials. A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996 (without exhibits) will be furnished without charge to stockholders as of the Record Date upon written request to: Investors Relations Department, WSFS Financial Corporation, 838 Market Street, Wilmington, Delaware, 19801.

                                                                       Exhibit A
                           WSFS FINANCIAL CORPORATION
                             1997 STOCK OPTION PLAN

         1.  Purpose of the Plan.

         The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

         2.  Definitions.

         As used herein, the following definitions shall apply.

                  (a) "Account" shall mean a bookkeeping account maintained by the Company in the name of a Participant who has received an Award of Phantom Stock.

                  (b) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                  (c) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

                  (d) "Awards" shall mean, collectively, Options, SARs, and Phantom Stock unless the context clearly indicates a different meaning.

                  (e) "Bank" shall mean Wilmington Savings Fund Society, Federal Savings Bank.

                  (f) "Board" shall mean the Board of Directors of the Company.

                  (g) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company; (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors; (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (i) "Committee" shall mean either the Personnel and Compensation Committee appointed by the Board in accordance with Paragraph 5(a) hereof, or the Board itself (which may act, at any time and from time to time, in lieu of the Personnel and Compensation Committee).

                  (j) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

                  (k) "Company" shall mean WSFS Financial Corporation or any successor thereto.

                  (l) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

                  (m) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

                  (n) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

                  (o) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

                  (p) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

                  (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

                  (r) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

                  (t) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

                  (u) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

                  (v) "Option" means an ISO and/or a Non-ISO.

                  (w) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

                  (x) "Participant" shall mean any person who receives an Award pursuant to the Plan.

                  (y) "Phantom Stock" shall mean an award pursuant to Paragraph 10 hereof.

                  (z) "Plan" shall mean the WSFS Financial Corporation 1997 Stock Option Plan.

                  (aa) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  (bb) "Share" shall mean one share of Common Stock.

                  (cc) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

                  (dd) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

         3.  Term of the Plan and Awards.

                  (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 17 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

                  (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

         4.  Shares Subject to the Plan.

                  (a) General Rule. Except as otherwise required under Paragraph 12 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 625,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If an Award should expire, become unexercisable, or be forfeited for any reason without having resulted in the issuance of Shares, the Shares subject to the Award shall, unless the Plan has been terminated, become available for the grant of additional Awards under the Plan.

                  (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

         5.  Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

                  (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

                  (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date,
(iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

                  (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

                  (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

         6.  Eligibility for Awards.

                  (a) General Rule. The Committee may make Awards only to key Employees of the Company, the Bank, or an Affiliate. Only the Board may make Awards to Non-Employee Directors.

                  (b) Special Rule for Phantom Stock. A Phantom Stock Award shall be null and void retroactive to its grant date if the recipient is an Employee who is not one of a "select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act as amended.

                  (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

         7.  Exercise Price for Options.

                  (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

                  (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the Nasdaq National Market) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

         8.  Exercise of Options.

                  (a) Generally. The Committee shall specify in each Agreement the period of years over which the underlying Option shall become exercisable, provided that such vesting shall occur no more rapidly than with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service. Notwithstanding the foregoing, an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to Disability or death.

                  (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company

(contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. An Option may not be exercised for a fractional Share.

                  (c) Timing of Exercise. Any election by a Participant to exercise Options shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available.

                  (d) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he has maintained Continuous Service from the date of the grant of the Option, or within 30 days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of --

                           (1) "Just Cause" which for purposes hereof shall have
                  the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

                           (2) death, then to the extent that the Participant
                  would have been entitled to exercise the Option upon to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

                           (3) Disability, then to the extent that the
                  Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

                  (e) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

         9.       SARs (Stock Appreciation Rights)

                  (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of Shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

                            (1)     The SAR will expire no later than the ISO;

                            (2)     The SAR may be for no more than the
                                    difference between the Exercise Price of the ISO and the Market Value per Share of the Shares subject to the ISO at the time the SAR is exercised;

                            (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

                            (4) The SAR may be exercised only when the ISO may be exercised; and

                            (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the aggregate Exercise Price of the Shares subject to the ISO.

                  (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value per Share of the Optioned Shares on the date of grant.

                  (c) Exercise of SARs. The provisions of Paragraph 8(c) hereof regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

                  (d) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available.

                  (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) hereof as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

         10.      Phantom Stock Awards.

         Any Phantom Stock Awards that the Committee may grant shall be subject to the following terms and conditions, and to such other terms and conditions as are either applicable generally to Awards, or are prescribed by the Committee in an Agreement with the Participant.

                  (a) Awards Generally. With respect to each Phantom Stock Award, the Company shall establish an Account in the Participant's name, and shall credit that Account with the number of Shares specified in the Agreement effecting the Award.

                  (b) Vesting Restrictions. At any time, the Committee may at its discretion impose a restriction period for the Phantom Stock (the "Restriction Period"). The Restriction Period may differ among Participants and may have different expiration dates with respect to Shares covered by the Award. The Committee shall determine the restrictions applicable to the award of Phantom Stock, including, but not limited to, requirements of Continuous Service for a specified term, or the attainment of specific corporate, divisional or individual performance standards or goals, which restrictions may differ with respect to each Participant. The Agreement shall provide for forfeiture of Shares covered thereby if the specified restrictions are not met during the Restriction Period, and may provide for early termination of any Restriction Period in the event of satisfaction of the specified restrictions prior to expiration of the Restricted Period.

                  (c) Acceleration of Vesting. Phantom Stock shall vest automatically in the Participant in the event of his death, or Disability prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Phantom Stock. Notwithstanding the Restriction Period and the restrictions imposed on the Phantom Stock, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

                  (d) Payment of Awards. As soon as practicable after termination of a Participant's Continuous Service, the Participant shall receive the vested portion of his Account. The Company shall make such payment in cash, and in a lump sum unless the Participant has elected, more than six months before first becoming vested in any portion of the Phantom Stock Award, to receive all or part of his vested Account -- (i) in substantially equal annual installments over a period of up to five years, beginning with the year in which the Participant's Continuous Service ends, and/or (ii) in unrestricted whole Shares, with cash paid in lieu of fractional shares, provided that the Committee shall at all times have the discretion to make payments in cash regardless of the Participant's election.

                  (e) Forfeiture of Stock. Each Agreement shall provide for forfeiture of any Phantom Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

         11.      Change of Control.

         The provisions of any Award which provides for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options, SARs, and Phantom Stock Awards shall become immediately exercisable and fully vested on the date of the Change in Control. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market

Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

         12.  Effect of Changes in Common Stock Subject to the Plan.

                  (a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

                  (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or
(iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

                  (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

                  (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

                  (e) Other Issuances. Except as expressly provided in this Paragraph 12, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

                  (f) Certain Special Dividends. The Exercise Price of Shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

         13.  Non-Transferability of Awards.

         Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the

Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 13. Awards which are transferred pursuant to this Paragraph 13 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

         14.  Time of Granting Awards.

         The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination of granting such Award. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         15.  Effective Date.

         The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. Any Awards made prior to approval of the Plan by the stockholders of the Company shall be contingent on such approval.

         16.  Modification of Awards.

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

         17.  Amendment and Termination of the Plan.

         The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

         18.  Conditions Upon Issuance of Shares.

                  (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         19.  Reservation of Shares.

         The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20.  Withholding Tax.

         The Company's obligation to deliver cash or Shares upon vesting of Phantom Stock or upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Each Participant may satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         21.  No Employment or Other Rights.

         In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a) hereof, no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

         22.  Nonexclusivity of the Plan

         Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

         23.  Governing Law

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed to apply.

         This Proxy is Solicited on Behalf of the Board of Directors of
                           WSFS FINANCIAL CORPORATION
                                     for the
                       1997 Annual Meeting of Stockholders
                                 REVOCABLE PROXY

         The undersigned hereby appoints Marvin N. Schoenhals and R. William Abbott, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of WSFS Financial Corporation, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on April 24, 1997 at 4:00 p.m., or at any adjournments thereof, as follows:

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

A /X/ Please mark your
      votes as in this
      example.

                                     WITHHOLD
                                     AUTHORITY
                                  to vote for all
                    FOR       nominees listed at right.

1. Election of      / /                / /
   Directors:

(To withhold authority to vote any        The Board of Directors recommends a
individual nominee write the nominee's    vote FOR all nominees listed below and
name on the line provided below)          FOR the 1997 Stock Option Plan.


---------------------------------------   Nominees:
                                             Michele M. Rollins,
                                             Clalbourne D. Smith and
                                             David E. Hollowell
                                          each for three year terms expiring
                                          2000.


                                          FOR      AGAINST     ABSTAIN
2. Adoption of 1997 Stock Option Plan     / /        / /         / /


                                          The proxy is revocable and, when
                                          properly executed will be voted in the
                                          manner directed hereby by the
                                          undersigned. If no directions are
                                          made, this proxy will be voted FOR
                                          each of the nominees and FOR Proposal
                                          2. The undersigned, by executing and
                                          delivering this proxy, revokes the
                                          authority given with respect to any
                                          earlier dated proxy submitted by the
                                          undersigned.

                                          Unless contrary direction is given,
                                          the right is reserved in the sole
                                          discretion of the Board of Directors
                                          to distribute votes among some or all
                                          of the above nominees in a manner
                                          other than equally so as to elect as
                                          directors the maximum possible number
                                          of such nominees.

                                          In their discretion the proxies are
                                          authorized to vote upon such other
                                          business as may properly come before
                                          the Annual Meeting.

                                          The undersigned acknowledges receipt
                                          of the Notice of Annual Meeting of
                                          Stockholders and of a Proxy Statement
                                          of WSFS Financial Corporation.

                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          THIS CARD PROMPTLY USING THE ENCLOSED
                                          ENVELOPE.

SIGNATURE(S)                                             Date
            ------------------------  -------------------    ------------------

Note: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.